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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 5, 2002

                         ------------------------------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-16455                    76-0655566
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                1111 LOUISIANA
                HOUSTON, TEXAS                              77002
   (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.  OTHER EVENTS.

SEC INVESTIGATION

         On April 5, 2002, Reliant Resources, Inc. (Reliant Resources) announced that it has been advised by the Securities and Exchange Commission (SEC) that the SEC was conducting an informal inquiry of the facts and circumstances surrounding Reliant Resources' recent restatement of earnings for the second and third quarters of 2001. For additional information regarding the SEC's inquiry, please see Reliant Resources' press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibits are filed herewith:

         Exhibit 99.1 Reliant Resources' Press Release issued April 5, 2002 regarding the SEC's inquiry














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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.



Date:  April 5, 2002                        By: /s/ HUGH RICE KELLY
                                                -------------------------------
                                                Hugh Rice Kelly
                                                Senior Vice President, General
                                                Counsel and Corporate Secretary









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                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                   EXHIBIT DESCRIPTION
      -------                  -------------------

       99.1 Reliant Resources' Press Release issued April 5, 2002 regarding the SEC's inquiry.
















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